Exhibit 32

SECTION 1350 CERTIFICATION OF DARRYL REED AND OLIN GREENE

                    SECTION 1350 CERTIFICATION

In connection with the quarterly report of Next Generation Media Corp. (“Company”) on Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 18, 2009	By: /s/ Darryl Reed
Darryl Reed,
Chief Executive Officer

Dated: November 18, 2009	By: /s/ Olin Greene
Olin Greene,
Treasurer